UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2009

Metabasis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50785 (Commission File Number)	33-0753322 (I.R.S. Employer Identification No.)

11119 North Torrey Pines Road La Jolla, California (Address of principal executive offices)		92037 (Zip Code)

Registrant’s telephone number, including area code: (858) 587-2770

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 13, 2009, Mark D. Erion, Ph.D., our President, Chief Executive Officer and Chief Scientific Officer, presented a corporate overview during the J.P. Morgan’s 27th Annual Healthcare Conference in San Francisco, California. As part of the presentation, Alan Garber, M.D., Ph.D., presented an overview of the results of our Phase 2a clinical study on MB07803, a product candidate for the treatment of type 2 diabetes. A copy of the presentation materials is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Presentation of Metabasis Therapeutics, Inc. dated January 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABASIS THERAPEUTICS, INC.

	By:	/s/ Mark D. Erion, Ph.D.
Mark D. Erion, Ph.D. President, Chief Executive Officer and Chief Scientific Officer

Date: January 14, 2009

INDEX TO EXHIBITS

Number	Description

99.1	Presentation of Metabasis Therapeutics, Inc. dated January 13, 2009.